Exhibit 99.2 Strategic Partnership with Great Plains Bancshares, Inc. Third Coast Bancshares, Inc. Investor Presentation th October 7 , 2026

TITLES: Century Gothic BODY: Aptos DISCLAIMER CASING: Title Case FORWARD-LOOKING STATEMENTS WHITE This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor 255, 255, 255 provisions of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Third Coast Bancshares, Inc. (the “Company,” “Third Coast,” “TCBX,” “we,” “us,” or “our”) with respect to, among other things, future events and our financial performance and include, but are not limited to, the expected completion date, financial benefits and other effects of the proposed transaction. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” BODY TEXT “predict,” “potential,” “believe,” “looking ahead,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our 0, 0, 0 industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could LIGHT GRAY cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the occurrence of any event, change or other circumstance that could give 210, 210, 210 rise to the right of one or both of the parties to terminate the definitive merger agreement providing for the acquisition of Great Plains Bancshares, Inc. ( Great Plains ) by Third Coast; the outcome of any legal proceedings that may be instituted against Third Coast or Great Plains; the possibility that the transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the BLACK transaction); the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Third Coast and Great Plains operate; 0, 0, 0 disruption to the parties' businesses as a result of the announcement and pendency of the transaction; the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; the possibility that the transaction may be more expensive to complete than anticipated, ACCENT 1 including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Third Coast’s or Great Plains’ customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the transaction; the dilution caused by Third Coast’s issuance of additional shares of its common stock in connection with the transaction; a material adverse change in 1, 51, 81 the financial condition of Third Coast or Great Plains; general competitive, economic, political and market conditions; major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; the diversion of management's attention and time from ongoing business operations and opportunities on merger-related matters; and other factors that may affect future results of Third Coast and Great Plains including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, ACCENT 2 investment and deposit practices, the impact, extent and timing of technological changes, capital management activities and other actions of the Board of Governors of the Federal Reserve System and legislative and 15, 158, 213 regulatory actions and reforms. For a discussion of additional factors that could cause our actual results to differ materially from those described in the forward-looking statements, please see the risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”), and our other filings with the SEC. ACCENT 3 The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this presentation. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Accordingly, you should not place undue reliance on any such forward-looking 233, 113, 50 statements. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the ACCENT 4 extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. 25, 107, 36 NON-GAAP FINANCIAL MEASURES This presentation contains non-GAAP financial measures, including Tangible Common Equity, Tangible Book Value Per Common Share, Tangible Common Equity to Tangible Assets and Return on Average Tangible ACCENT 5 Common Equity. The non-GAAP financial measures that we discuss in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in 160, 43, 147 accordance with GAAP. ACCENT 6 251, 165, 26 2 ACCENT 7 155, 162, 172

TITLES: Century Gothic BODY: Aptos CREATING A PREMIER SOUTHWESTERN FRANCHISE CASING: Title Case 35 (1) Combined Financial Highlights WHITE Third Coast (20) 44 255, 255, 255 Great Plains (23) 40 40 ~$9.0B ~$7.3B ~$7.8B BODY TEXT 44 0, 0, 0 Assets Gross Loans HFI Deposits 27 35 LIGHT GRAY 210, 210, 210 30 9.0% 9.8% 11.5% 20 BLACK 20 TCE/TA CET1 Ratio TRBC Ratio 0, 0, 0 ACCENT 1 45 35 10 ~1.3% ~15% ~56% 1, 51, 81 10 (2) (2) (2) 2027E ROAA 2027E ROATCE 2027E Efficiency Ratio ACCENT 2 10 15, 158, 213 Transaction Themes ACCENT 3 37 35 233, 113, 50 ❖ Granular deposit base | Significant increase in checking accounts and core deposits ACCENT 4 ❖ Attractive financial impacts | Notable accretion to projected EPS with manageable TBV dilution 25, 107, 36 ❖ Growth in key markets | Expands North Texas footprint & enters Oklahoma ACCENT 5 ❖ Aligned management and culture | Community-banking, relationship-driven client focus 160, 43, 147 ❖ Straightforward integration | Due diligence confirms strong operational compatibility ACCENT 6 251, 165, 26 (1) Financial metrics estimated at closing of the transaction (December 31, 2026) and illustratively assumes full conversion of TCBX’s convertible preferred securities into common equity / shares at close. 3 ACCENT 7 (2) 2027 estimated profitability metrics reflect fully-phased in cost savings for illustrative purposes. 155, 162, 172

TITLES: Century Gothic BODY: Aptos OVERVIEW OF GREAT PLAINS BANCSHARES, INC. CASING: Title Case Bank Level Financial Highlights WHITE 2023Y 2024Y 2025Y 2026Q1 2026Q2 100+ year old community banking franchise 255, 255, 255 Serving customers and communities in Western OK, OKC and North Balance Sheet ($mm) Texas Total Assets $ 1 ,602.1 $ 1 ,726.3 $ 1,850.0 $ 1 ,900.1 $ 1 ,929.0 BODY TEXT Gross Loans 1,374.0 1,422.2 1,581.7 1,607.5 1,651.0 0, 0, 0 Total Deposits 1,411.6 1,532.6 1,635.2 1,678.8 1,708.4 $1.9B asset institution with a 23-branch footprint LIGHT GRAY Tangible Common Equity 1 42.6 1 54.9 1 73.5 177.9 176.0 $1.7 billion in gross loans and $1.7 billion in deposits across 210, 210, 210 (1) Oklahoma and Texas Profitability / Rates (%) BLACK Net Income ($000s) $ 2 0,435 $ 18,873 $ 2 4,918 $ 6 ,738 $ 6 ,977 0, 0, 0 ROAA 1.29 1.12 1.38 1.44 1.46 Granular, low-cost deposit base ROATCE 16.3 13.1 15.7 15.6 16.1 ACCENT 1 19% noninterest-bearing; cost of deposits of 2.34%, Net Interest Margin 5.02 5.15 5.30 5.32 5.35 1, 51, 81 down 35bps year-over-year Efficiency Ratio 66.6 65.4 64.5 64.4 65.8 ACCENT 2 Noninterest Income / Total Revenue 20.1 19.4 21.7 20.9 23.4 15, 158, 213 Balance Sheet Ratios / Capital (%) Top-tier profitability with a 5%+ NIM Gross Loans / Deposits 97.3 92.8 96.7 95.8 96.6 5.35% net interest margin, 1.46% ROAA and 16.1% ACCENT 3 (1) Leverage Ratio ROATCE in 2026Q2 9.17 9.37 9.53 9.68 9.42 233, 113, 50 TRBC Ratio 11.41 12.11 12.22 12.49 12.10 ACCENT 4 NOO CRE / TRBC 303 241 241 239 243 25, 107, 36 Proven organic growth engine Asset Quality (%) 5-year loan and deposit compound annual growth at 13.9% and NPAs / Assets 13.6%, respectively, driven by continued strength in OKC and 0.52 0.52 1.15 1.14 1.09 ACCENT 5 expansion in North Texas 160, 43, 147 LLR / Gross Loans 1.16 1.07 1.23 1.27 1.17 ACCENT 6 251, 165, 26 Source: S&P Capital IQ Pro. 4 ACCENT 7 (1) Net income tax-effected at a 20% corporate tax rate due to status as a Subchapter S corporation; ROAA and ROATCE reflect profitability at a C-corporation equivalent tax rate. 155, 162, 172

TITLES: Century Gothic LEADING DEPOSIT SHARE ACROSS GREAT PLAINS’ BODY: Aptos LEGACY MARKETS CASING: Title Case (1) Deposit Market Share — Legacy Oklahoma Counties Oklahoma Market Highlights WHITE County (Great Plains Branch) Branches Rank Share Banks in Market 255, 255, 255 • Record $13.7 billion of capital investment into Oklahoma through August 2025, including a $9 billion two-year Google commitment BODY TEXT Beckham (Elk City, Sayre) 3 #1 34.2% 6 0, 0, 0• Oklahoma City metro unemployment of 3.9% as of August 2026, below the national rate of 4.3% LIGHT GRAY 210, 210, 210• Emirates Global Aluminium selected Oklahoma for a $4 billion Washita (Cordell) 1 #1 19.0% 8 primary aluminum plant, the first new U.S. smelter in 45 years BLACK • Creates 1,000 direct jobs 0, 0, 0 Harmon (Hollis) 1 #2 37.3% 2 ACCENT 1 1, 51, 81 Greer (Mangum) 1 #2 35.0% 3 Deposit Base by Market Type ($mm) ACCENT 2 $923 15, 158, 213 Kiowa (Hobart) 1 #3 18.0% 6 ACCENT 3 233, 113, 50 $432 ACCENT 4 Woodward 1 #4 9.9% 8 $351 25, 107, 36 ACCENT 5 Canadian (El Reno, Yukon) 2 #6 6.4% 19 160, 43, 147 Legacy OK OKC Metro Texas ACCENT 6 251, 165, 26 Source: FDIC Summary of Deposits (deposit data as of June 30, 2026); S&P Capital IQ Pro; Oklahoma Department of Commerce; U.S. Bureau of Labor Statistics; Great Plains documents. Note I: Deposit market share reflects top-tier holding company ownership and excludes non-retail institutions. Market groupings pursuant to Great Plains branch and division schedule as of June 30, 2026; excludes administrative division branches. Note II: Oklahoma City metro reflects the Oklahoma City, OK Metropolitan Statistical Area as defined by the U.S. Bureau of Labor Statistics. Metro and national unemployment rates shown are not seasonally adjusted. 5 ACCENT 7 (1) Represents Great Plains' highest-ranked Oklahoma deposit markets; ranks #17 statewide with 0.9% of total Oklahoma deposits. 155, 162, 172

TITLES: Great Plains Century Gothic BODY: Aptos PRO FORMA DEPOSIT COMPOSITION CASING: Title Case WHITE (1) Third Coast Bancshares, Inc. Great Plains Bancshares, Inc. Pro Forma 255, 255, 255 BODY TEXT 0, 0, 0 LIGHT GRAY 10% 11% 11% 13% 13% 19% 210, 210, 210 5% 1% 9% Key: BLACK DDA 0, 0, 0 TCBX NOW & Other $5.9B $1.7B $7.6B ACCENT 1 26% MMDA & Savings 34% 27% 1, 51, 81 Retail Time Jumbo Time ACCENT 2 40% 15, 158, 213 41% 40% ACCENT 3 233, 113, 50 ACCENT 4 25, 107, 36 Cost of Deposits: 3.04% Cost of Deposits: 2.34% Cost of Deposits: 2.89% ACCENT 5 Total Deposit Accounts: 23,768 Total Deposit Accounts: 45,262 Total Deposit Accounts: 69,030 160, 43, 147 ACCENT 6 251, 165, 26 Note: Data as of June 30, 2026. 6 ACCENT 7 Source: S&P Capital IQ Pro and company documents. (1) Excludes purchase accounting adjustments. 155, 162, 172

TITLES: Century Gothic BODY: Aptos TRANSACTION TERMS & STRUCTURE CASING: Title Case • Merger sub to merge into Great Plains Bancshares, Inc.; Great Plains Bancshares, Inc. to merge into Third Coast Bancshares, Inc.; Great Plains National Transaction Bank to merge into Third Coast Bank WHITE Structure • 100% stock consideration 255, 255, 255 • 5,570,352 shares of TCBX common stock to be issued for all outstanding shares of Great Plains, subject to certain potential downward adjustments BODY TEXT 0, 0, 0 (1) • Implied aggregate transaction value of $240 million • Price / tangible book value per share: 1.56x LIGHT GRAY Transaction Value (2) 210, 210, 210 • Price / LTM EPS: 9.3x and Multiples (2) • Price / LTM EPS + Fully Phased-in Cost Savings: 6.1x BLACK (3) • Core deposit premium: 7.7% 0, 0, 0 ACCENT 1 Pro Forma (4) • 78% Third Coast Bancshares, Inc. / 22% Great Plains Bancshares, Inc. 1, 51, 81 Ownership ACCENT 2 • Two Great Plains representatives to be appointed to the Board of Directors of TCBX and Third Coast Bank 15, 158, 213 Board of Directors • Long-time Great Plains CEO, Mark Russell, to retain senior role with Third Coast and Management ACCENT 3 • Thorough discussions and due diligence to determine retention agreements and bonuses for Great Plains employees to include the commercial bankers 233, 113, 50 ACCENT 4 Branding • Great Plains will continue operating under the Great Plains brand as Great Plains Bank, a division of Third Coast Bank 25, 107, 36 ACCENT 5 Timing and • Closing date expected within 30 days of receiving regulatory and shareholder approvals 160, 43, 147 Approvals • Anticipated transaction closing in early Q1 2027 ACCENT 6 251, 165, 26 (1) Based on TCBX closing stock price as of October 6, 2026. 7 (2) LTM net income tax-effected at a 20% corporate tax rate due to status as a Subchapter S corporation. ACCENT 7 (3) Equal to aggregate transaction value minus target tangible common equity as a percentage of core deposits. Core deposits defined as total deposits less time deposits greater than $100,000. 155, 162, 172 (4) Pro forma ownership reflects illustrative full conversion of TCBX’s convertible preferred securities into common equity / shares at close.

TITLES: Century Gothic BODY: Aptos KEY TRANSACTION ASSUMPTIONS CASING: Title Case • Third Coast Bancshares, Inc. 2026 and 2027 estimates per Consensus Estimates Earnings Projections WHITE • Great Plains Bancshares, Inc. 2026 and 2027 estimates per Great Plains Management 255, 255, 255 BODY TEXT 0, 0, 0 • Cost savings of $17.1 million (estimated at 20.0% of Great Plains' 2027E non-interest expense) Targeted Cost Savings • Cost saving phased-in at 50.0% in 2027 and 100% thereafter LIGHT GRAY 210, 210, 210 • 1.31% gross loan credit mark (approximately $22.3 million), or 1.05x existing reserves at close BLACK • Loan portfolio write-down of $0.7 million accreted straight-line over 3 years 0, 0, 0 • Incremental securities mark of $4.9 million, accreted straight-line over 5 years Purchase Accounting • Fixed asset write-up of $5.0 million amortized straight-line over 20 years ACCENT 1 Adjustments 1, 51, 81 • Subordinated debt write-down of $0.5 million, amortized straight-line over 2 years • Time deposit portfolio write-down of $0.4 million, amortized straight-line over 1 year ACCENT 2 • $28.7 million core deposit intangible amortized sum-of-the-years-digits over 10 years 15, 158, 213 ACCENT 3 Restructuring Charges • Estimated one-time transaction expenses of approximately $21.0 million, after-tax, including the cash-out of Great Plains' deferred compensation plan in full at close 233, 113, 50 • Financial impact to TCBX shown on a fully converted basis, for illustrative purposes ACCENT 4 Additional Model 25, 107, 36 • 4.00% cost of cash Assumptions • 20.0% marginal tax rate ACCENT 5 160, 43, 147 ACCENT 6 251, 165, 26 8 ACCENT 7 155, 162, 172

TITLES: Century Gothic BODY: Aptos FINANCIAL IMPACT CASING: Title Case (1) (2) EARNINGS & TANGIBLE BOOK VALUE PROFITABILITY PROJECTED CAPITAL WHITE 255, 255, 255 BODY TEXT ~14% ~1.3% 9.0% 0, 0, 0 2028 EPS Accretion 2027 ROAA TCE/TA LIGHT GRAY 210, 210, 210 BLACK ~(5%) ~15% 9.1% 0, 0, 0 TBV Dilution 2027 ROATCE Leverage Ratio ACCENT 1 1, 51, 81 ACCENT 2 15, 158, 213 2.5 Years ~4.1% 9.8% TBV Earnback 2027 NIM CET1 Ratio ACCENT 3 233, 113, 50 ACCENT 4 25, 107, 36 25%+ ~56% 11.5% ACCENT 5 IRR 2027 EFFICIENCY RATIO Total Capital Ratio 160, 43, 147 ACCENT 6 251, 165, 26 (1) 2027 estimated profitability metrics reflect fully-phased in cost savings for illustrative purposes. 9 ACCENT 7 (2) Projected balances at merger close. Financial impact metrics estimated at closing of the transaction (December 31, 2026) and illustratively assumes full conversion of TCBX’s convertible preferred securities into common equity / shares at closing of the transaction. 155, 162, 172

TITLES: Century Gothic BODY: Aptos TRANSACTION MULTIPLES VS RECENT BANK DEALS CASING: Title Case Median Bank M&A Transaction WHITE TCBX / Great Plains Multiples 255, 255, 255 (1) High Performing Targets BODY TEXT 0, 0, 0 LIGHT GRAY (2) Price / Tangible Book Value 1.62x 1.56x 210, 210, 210 BLACK 0, 0, 0 (3) ACCENT 1 Price / LTM EPS 12.3x 9.3x 1, 51, 81 ACCENT 2 15, 158, 213 (3) ACCENT 3 Price / LTM EPS + Cost Savings 8.2x 6.1x 233, 113, 50 ACCENT 4 25, 107, 36 (4) Core Deposit Premium ACCENT 5 9.3% 7.7% 160, 43, 147 ACCENT 6 Source: S&P Global. Data as of 10/6/2026. 251, 165, 26 (1) Includes nationwide whole bank M&A transactions between $150 million and $500 million in deal value since 1/1/2024 where the target had a last twelve months (“LTM”) ROAA greater than 1.00%; excludes merger of equals. (2) On a normalized basis, applying a standardized target capital level of 9.00% tangible common equity / tangible assets, Price / Tangible Book Value for the TCBX / Great Plains transaction would be 1.44x, as compared to a 1.69x median for the comparable transaction set. 10 (3) LTM net income tax-effected at a 20% corporate tax rate due to status as a Subchapter S corporation. ACCENT 7 (4) Equal to aggregate transaction value minus target tangible common equity as a percentage of core deposits. Core deposits defined as total deposits less time deposits greater than $100,000. 155, 162, 172

TITLES: Century Gothic BODY: Aptos PROFITABILITY VS PRO FORMA PEERS CASING: Title Case (1) (1) 2027E ROAA (%) 2027E ROATCE (%) 1.9% 16% WHITE 15% ~15% 255, 255, 255 1.6% 14% 13% 13% 13% 13% 13% 1.4% 13% Peer ~1.3% BODY TEXT 11% 1.2% 1.3% 1.2% Median 1.1% 1.2% 1.2% 1.1% 0, 0, 0 Peer Median 8% 0.8% LIGHT GRAY 210, 210, 210 BLACK 0, 0, 0 ACCENT 1 HTH OBK TCBX BFST SPFI BUSE SBSI BANF Pro Forma EQBK FFIN HTH SBSI BFST BUSE TCBX OBK EQBK Pro Forma SPFI BANF FFIN 1, 51, 81 (1) 2027E EFFICIENCY RATIO (%) 2027E NIM (%) ACCENT 2 84% 15, 158, 213 4.2% ~4.1% 4.0% 3.9% 3.9% 3.9% 3.8% 3.8% 3.7% 3.8% ACCENT 3 Peer 60% 59% 59% 233, 113, 50 58% 58% 58% ~56% 56% 56% 55% Median 3.1% Peer 2.9% Median 45% ACCENT 4 25, 107, 36 ACCENT 5 160, 43, 147 ACCENT 6 14 61 54 64 46 21 10 6 7 9 3 251, 165, 26 HTH BFST EQBK OBK SPFI BUSE TCBX Pro Forma SBSI BANF FFIN SBSI HTH BUSE BFST BANF TCBX OBK FFIN SPFI Pro Forma EQBK Source: S&P Global and FactSet. Estimates as of 10/6/2026. 11 Note: Pro Forma peers include major exchange-traded banks headquartered in the Central Southern region as defined by S&P Global (KS, LA, OK and TX) with $5.0 billion -$20.0 billion in total assets. Excludes savings banks, thrifts and banks without analyst estimates. ACCENT 7 (1) 2027 estimated profitability metrics reflect fully-phased in cost savings for illustrative purposes. 155, 162, 172

TITLES: Century Gothic BODY: Aptos STRATEGICALLY COMPELLING TRANSACTION CASING: Title Case WHITE Combines two high performing banking franchises 255, 255, 255 BODY TEXT 0, 0, 0 Attractive and granular deposit base LIGHT GRAY 210, 210, 210 BLACK 0, 0, 0 Expands North Texas presence and enters Oklahoma markets ACCENT 1 1, 51, 81 ACCENT 2 Strategic and cultural fit 15, 158, 213 ACCENT 3 233, 113, 50 Attractive financial impact and profitability enhancement ACCENT 4 25, 107, 36 ACCENT 5 160, 43, 147 Achievable cost savings and efficiencies ACCENT 6 251, 165, 26 12 ACCENT 7 155, 162, 172

APPENDIX © 2026 Third Coast Bancshares, Inc.

TITLES: Century Gothic BODY: Aptos CONTINUES OUR GROWTH MINDSET CASING: Title Case (1) 2019 through 2026 Pro Forma (2026E for the KRX) (1) Asset Growth CAGR: ~38% (vs ~8% for the KRX) WHITE (1) 255, 255, 255 Net Income Growth CAGR: ~76% (vs ~8% for the KRX) BODY TEXT 0, 0, 0 NYSE & NYSE Texas, LIGHT GRAY Securitizations 210, 210, 210 BLACK $9,017 0, 0, 0 State Charter ACCENT 1 Acquisition of & New Keystone 1, 51, 81 $6,736 Branches Bancshares, Inc. ACCENT 2 IPO & TCBX $5,341 15, 158, 213 PPP Lending $4,942 Listing & $4,396 ACCENT 3 Heritage $3,773 233, 113, 50 Bank Merger $2,499 ACCENT 4 $1,867 25, 107, 36 $928 ACCENT 5 160, 43, 147 2019 2020 2021 2022 2023 2024 2025 2026Q2 2026 Pro Forma ACCENT 6 (At Close) 251, 165, 26 Source: S&P Global and FactSet; 2026E assets and net income reflect most recent FactSet Consensus. 14 Note: KBW NASDAQ Regional Banking Index (KRX) includes 50 U.S. regional banks or thrifts with assets between ~$12 and ~$88 billion. ACCENT 7 (1) KRX asset and net income growth figures represent the median growth rates of KRX constituents from 2019 through 2026 consensus estimates. 155, 162, 172 Total Assets ($mm)

TITLES: Century Gothic BODY: Aptos DUE DILIGENCE PROCESS AND OVERVIEW CASING: Title Case Management conducted a comprehensive review of all key components of the Great Plains business WHITE O v e r v i ew 255, 255, 255 ➢ Management conducted diligence over a ~60-day period leading up to the announcement of the transaction, including on-site management meetings BODY TEXT 0, 0, 0 ➢ Extensive stress testing performed on earning assets and credit diligence meetings to discuss loan portfolio, asset quality and underwriting standards LIGHT GRAY 210, 210, 210 ➢ Management also engaged an independent third-party loan review, alongside a full internal credit review BLACK 0, 0, 0 ➢ Detailed review of expense base and opportunistic synergies, as well as one-time expenses associated with vendor contracts and more ACCENT 1 1, 51, 81 ➢ Cultural alignment was an important part of the diligence process, and will continue to be an integral consideration throughout the integration process ACCENT 2 15, 158, 213 Ke y To p i c s o f R e v i ew i n D i l i gen ce ACCENT 3 233, 113, 50 Organizational Legal & Regulatory Human Resources Loan Review ACCENT 4 25, 107, 36 ACCENT 5 160, 43, 147 Technology Deposits & Funding Financial Contracts ACCENT 6 251, 165, 26 15 ACCENT 7 155, 162, 172

TITLES: Century Gothic BODY: Aptos PRO FORMA LOAN COMPOSITION CASING: Title Case WHITE (1) Third Coast Bancshares, Inc. Great Plains Bancshares, Inc. Pro Forma 255, 255, 255 BODY TEXT 2% 1% 0, 0, 0 2% LIGHT GRAY 5% 12% 210, 210, 210 14% 15% 16% Key: 18% 4% BLACK 18% Consumer & Other 0, 0, 0 C&D C&I 23% ACCENT 1 $5.4B $1.7B $7.1B 11% Res. RE 1, 51, 81 19% OO CRE 11% ACCENT 2 NOO CRE 39% 8% 15, 158, 213 Multifamily 44% 10% 11% 17% ACCENT 3 233, 113, 50 ACCENT 4 25, 107, 36 ACCENT 5 Yield on Loans Yield on Loans Yield on Loans 160, 43, 147 7.06% 7.97% 7.29% ACCENT 6 251, 165, 26 Note: Data as of June 30, 2026. 16 ACCENT 7 Source: S&P Capital IQ Pro. (1) Excludes purchase accounting adjustments. 155, 162, 172

TITLES: Century Gothic BODY: Aptos ADDITIONAL INFORMATION CASING: Title Case No Offer or Solicitation WHITE This communication is being made in respect of the proposed merger transaction involving Third Coast and Great Plains. This communication does not constitute an offer to sell or the solicitation of an offer to buy any 255, 255, 255 securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law. BODY TEXT Important Additional Information and Where to Find It 0, 0, 0 Third Coast intends to file a registration statement on Form S-4 with the SEC, which will include a joint proxy statement of Great Plains and Third Coast that also constitutes a prospectus of Third Coast, and Third Coast will file other documents regarding the proposed transaction with the SEC. A definitive joint proxy statement/prospectus will also be sent to Great Plains’ and Third Coast’s shareholders seeking the required shareholder LIGHT GRAY approvals of the proposed transaction. 210, 210, 210 INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE BLACK REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THIRD COAST, GREAT PLAINS, THE TRANSACTION 0, 0, 0 AND RELATED MATTERS. The documents filed by Third Coast with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Third Coast may be obtained free of charge at its website at ACCENT 1 https://ir.thirdcoast.bank/financials/sec-filings/. Alternatively, these documents, when available, can be obtained free of charge from Third Coast upon written request to Third Coast Bancshares, Inc., Attn: Investor 1, 51, 81 Relations, 1800 West Loop South, Suite 875, Houston, TX 77027, or by calling (713) 960-1300. Participants in this Transaction ACCENT 2 Third Coast, Great Plains, their respective directors and executive officers and certain of their other members of management and employees may be deemed to be participants in the solicitation of proxies from Great 15, 158, 213 Plains’ shareholders and Third Coast’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Third Coast may be found in Third Coast’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 4, 2026 and in Third Coast’s proxy statement for its 2026 Annual Meeting of Shareholders, as filed with the SEC on April 16, 2026, copies of ACCENT 3 which can be obtained free of charge from Third Coast or from the SEC’s website as indicated above. To the extent the holdings of Third Coast’s securities by its directors and executive officers have changed since the 233, 113, 50 amounts set forth in Third Coast’s proxy statement for its 2026 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC. Additional information regarding the interests of these participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and other relevant materials when filed with the SEC. ACCENT 4 25, 107, 36 ACCENT 5 160, 43, 147 ACCENT 6 251, 165, 26 17 ACCENT 7 155, 162, 172

THIRD COAST BANCSHARES, INC. NYSE & NYSE Texas: TCBX Thank you. © 2026 Third Coast Bancshares, Inc.